SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                    _________________________________________


                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of report (Date of earliest event reported):   April 26, 2000




                           WEINGARTEN REALTY INVESTORS
                           ---------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



                                     1-9876
                            (Commission File Number)
                            ------------------------




                   Texas                               74-1464203
-------------------------------------------          ----------------
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                 Identification No.)


2600 Citadel Plaza Drive, Suite 300, Houston, Texas          77008
---------------------------------------------------       ----------
    (Address of principal executive offices)              (Zip Code)




       Registrant's telephone number, including area code: (713) 866-6000
                                                           --------------


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ITEM  5.  OTHER  EVENTS.

On April 19, 2000, Weingarten Realty Investors filed Registration Statement No. 333-35174 on Form S-3. The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the Independent Auditors' Consent of Deloitte & Touche LLP relating to this Registration Statement of Form S-3.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.
         *1.1   Independent  Auditors'  Consent


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                WEINGARTEN  REALTY  INVESTORS
                                                -----------------------------
                                                         (Registrant)



                                                BY: /s/  Stephen  C.  Richter
                                                   --------------------------
                                                       Stephen C. Richter
                                                 Senior Vice President/Chief
                                                       Financial Officer
                                               (Principal Accounting Officer)




DATE:     April  26,  2000




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